Courageous Innovation March 2022 NASDAQ: OCGN

Forward Looking Statement 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such forward-looking statements include information about qualitative assessments of available data, potential benefits, expectations for clinical trials, and anticipated timing of clinical trial readouts and regulatory submissions. This information involves risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, including the risk that such dates are not met due to impacts from the ongoing COVID-19 pandemic, as well as risks associated with preliminary and interim data, including the possibility of unfavorable new clinical trial data and further analyses of existing clinical trial data; the risk that the results of in-vitro studies will not be duplicated in human clinical trials; the risk that clinical trial data are subject to differing interpretations and assessments, including during the peer review/publication process, in the scientific community generally, and by regulatory authorities; whether and when data from Bharat Biotech’s clinical trials will be published in scientific journal publications and, if so, when and with what modifications; whether the data and results from preclinical and clinical studies of COVAXIN™, which have been conducted by Bharat Biotech in India, will be accepted by the U.S. Food and Drug Administration (“FDA”) or otherwise sufficient to support our Investigational New Drug applications (“IND”) or planned Biologics License Applications (“BLA”), as applicable; whether the FDA will accept our IND submissions without any changes, or if we are required to submit additional information to the FDA in support of our IND submissions, the extent and significance of any such changes; the size, scope, timing and outcome of any additional trials or studies that we may be required to conduct to support a for COVAXIN™, including our Phase 2/3 immuno-bridging and broadening clinical trial and planned safety-bridging clinical trial; whether the FDA will authorize COVAXIN™ for administration as a vaccine for pediatric uses against COVID-19 and the timing and scope of any such authorization; any additional chemistry, manufacturing, and controls information that we may be required to submit; whether and when a BLA for COVAXIN™ will be submitted to the FDA; whether and when a BLA may be approved by the FDA, whether a New Drug Submission application may be approved by Health Canada, and whether the additional information that we provide to Health Canada will be sufficient to support an approval by Health Canada of COVAXIN™ and any delays associated therewith; the authorizations or approvals will depend on myriad factors, including making a determination as to whether the vaccine candidate’s benefits outweigh its known risks and determination of the vaccine candidate’s efficacy and, if authorized or approved, whether it will be commercially successful; whether developments with respect to the COVID-19 pandemic will affect the regulatory pathway available for vaccines in the United States, Canada, or other jurisdictions; manufacturing capabilities, manufacturing capacity, and supply restrictions, including whether sufficient doses of COVAXIN™ can be manufactured or supplied within our projected time periods; market demand for COVAXIN™ in the United States or Canada; decisions by the FDA or Health Canada impacting labeling, manufacturing processes, safety, and/or other matters that could affect the availability or commercial potential of COVAXIN™ in the United States or Canada, including development of products or therapies by other companies. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (“SEC”), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in presentation whether as a result of new information, future events, or otherwise, after the date of this presentation. .

We’re Here to Make an Impact Through Courageous Innovation 3 Mission At Ocugen, we are developing novel solutions to medical challenges, approaching healthcare innovation with purpose and agility to deliver new options for people facing disease. Vision We are fostering a future where no one feels hopeless in the face of disease. From genetic disorders to new diseases, our expertise and tenacity are creating choices – for people and for global communities. Pioneering a breakthrough modifier gene therapy for several genetic forms of vision impairment Innovating a novel biologic to treat eye diseases that can lead to vision loss for millions of people Co-developing a COVID-19 vaccine

4 Pipeline Overview Asset/Program Indication Status Vaccine COVAXIN™ (BBV152) Whole-Virion Inactivated Vaccine COVID-19 US Phase 2/3* (Temporarily paused dosing) Health Canada NDS under review* Modifier Gene Therapy Platform OCU400 *** AAV-hNR2E3 Gene mutation-associated retinal degeneration** NR2E3 Mutation Phase 1/2 RHO Mutation Phase 1/2 CEP290 Mutation To be submitted PDE6B Mutation To be submitted OCU410 AAV-hRORA Dry Age-Related Macular Degeneration (Dry AMD)** Preclinical Novel Biologic OCU200 Transferrin – Tumstatin Diabetic Macular Edema Preclinical Diabetic Retinopathy Preclinical Wet Age-Related Macular Degeneration (Wet AMD) Preclinical * Based on Bharat Biotech-sponsored clinical trials in India ** No approved therapies exist https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment | https://www.aao.org/eye-health/diseases/amd-treatment *** ORPHAN DRUG DESIGNATION in the US Broad ORPHAN MEDICINAL PRODUCT DESIGNATION by the EC for the treatment of retinitis pigmentosa (RP) and Leber congenital amaurosis (LCA)

5 COVAXIN™ (BBV152) A Whole-Virion Inactivated COVID-19 Vaccine Candidate Licensed from Bharat Biotech (BBIL) for the US and Canadian Markets

Product Profile 6 COVAXIN™ (BBV152): Whole Virion Inactivated SARS- CoV-2 Antigen & Adjuvant: 6ug/SHD + Algel-IMDG (TLR7/8 Agonist) Dose Level and Regimen 6 ug per 0.5 mL suspension; 2 Doses: Day 0 & Day 28 Presentation Ten doses per vial Expected Shelf Life Two years in storage conditions of 2°- 8°C and stable for six months at room temp (25°C) Proposed indication Prevention of COVID-19 caused by SARS-CoV-2 Target population Pediatric: 2-18 years of age Adult: 18 years of age and older

7 Why COVAXIN™ (BBV152)? Designed to augment our North American arsenal of vaccines against COVID-19 • Adult and pediatric phase 2/3 data suggest both humoral & cellular responses generated against multiple viral proteins • Data support that the vaccine induces a Th1 response (cell-mediated immunity) which can be vital for durable protection • Data demonstrate strong safety profile within adult and pediatric populations • Technology platform used to produce Polio, Influenza and Rabies vaccines KNOWN SAFETY PROFILE USING VERO CELL PLATFORM • Phase 3 data suggest prevention of hospitalizations caused by COVID-19 • Booster dose provides robust neutralizing antibody responses against Omicron and Delta variants DESIGNED FOR BROAD SPECTRUM IMMUNE RESPONSE RESULTS SHOW PREVENTION OF SEVERE COVID-19 DISEASE • 10 dose vial that can be stored and shipped at 2°- 8° C with a 2-year shelf life and 6-month stability at room temperature TRANSPORTATION AND STORAGE EASE Image for illustrative purposes only

8 Why COVAXIN™ (BBV152)? The Only COVID-19 Vaccine Candidate with Clinical Results Against Delta Variant 77.8% 93.4% 65.2% Overall efficacy Efficacy vs severe disease Efficacy vs B.1.617.2 (Delta) Serious Adverse Events Adverse Events Placebo Arm Adverse Events COVAXIN™ Arm 12.4% <0.5% n = 25,800 participants Participants recruited between November 2020 and January 2021 across 25 sites Two doses, 28 days apart Source: Ella, Reddy, Blackwelder, Potdar, Yadav, Sarangi et al. (2021) Efficacy, safety, and lot-to-lot immunogenicity of an inactivated SARS-CoV-2 vaccine (BBV152): interim results of a randomised, double-blind, controlled, phase 3 trial; The Lancet. Advanced online publication. https://doi.org/10.1016/S0140-6736(21)02000-6 Accessed November 11, 2021

9 Pathway for COVAXIN™ (BBV152) in 2022 NCT: 05258669 Q2 Q3 Q4 Q1 2022 2023 Immuno-bridging and broadening (OCU-002) Booster and Safety* Proposed Interim Analysis BLA Submission Window *Protocol to be submitted OCU-002 A Phase 2/3, Observer-Blind, Immuno- bridging, and Broadening Study of a Whole, Inactivated Severe Acute Respiratory Syndrome Coronavirus (SARS-CoV-2) Vaccine (BBV152) in Healthy Adults Study Type Interventional (Clinical Trial) Estimated Enrollment 400 participants Allocation Randomized Intervention Model Parallel assignment Intervention Model Description 1:1 randomization ratio Primary Purpose Prevention

10 MODIFIER GENE THERAPY PLATFORM Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions

11 Our Focus: Nuclear Hormone Receptor Genes (NHRs) *References: https://pubmed.ncbi.nlm.nih.gov/28556246/ | https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5409218/ https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4339951/ | https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0183526 NHRs are modulators of retinal development & function, acting as “master genes” in the retina Molecular reset of key transcription factors and associated gene networks – retinal homeostasis Gene modifier concept including, its impact on clinical phenotypes, is well known in other disease areas, such as cystic fibrosis and spinal muscular atrophy

12 Our Vision: Modifier Gene Therapy vs Traditional Gene Augmentation Normal gene X Gene Augmentation: Transfer functional version of a non-functional gene into the target cells. Modifier Gene Therapy: Designed to introduce a functional gene to modify the expression of many genes, gene-networks and regulate basic biological processes in retina. Traditional approach that targets one individual gene mutation at a time Regulatory pathway focused on specific product for one disease Longer time to recoup development costs Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina Smoother regulatory pathway due to ability to target multiple diseases with one product Ability to recoup development costs over multiple therapeutic indications Traditional Gene Therapy OCU400 NR2E3 Mutation-Associated Retinal Disease Rhodopsin Mutation-Associated Retinal Disease CEP290 Mutation-Associated Retinal Disease PDE6B Mutation-Associated Retinal Disease Broad Spectrum Therapy for RP ONE Disease GENE X cell GENE X Cell with mutated/nonfunctioning gene X GENE X GENE X cell GENE X GENE X cell GENE X cell GENE M Cell with mutated/nonfunctioning gene(s) other than modifier gene GENE X GENE M Modifier gene M Cell with normal function cell We plan to address a number of diseases using the same Modifier Gene product. cell

13 Our Proof of Principle: Published in Nature Gene Therapy Efficacy results shown in 5 unique mouse models of RP Technology developed at Harvard Medical School, Dr. Neena Haider’s Lab Study suggests potency of modifier gene therapy to elicit broad-spectrum therapeutic benefits in early and advanced stages of RP Results suggest evidence of vision rescue in Early & Advanced Stages of disease https://www.nature.com/articles/s41434-020-0134-z Important milestone for development of therapy; demonstrated proof of principle Protection elicited in multiple animal models of degeneration caused by different mutations Potential to represent first broad-spectrum therapy and to provide rescue even after disease onset

14 OCU400 – Pathway to Phase 3 Clinical Trials Just 30 days to receive FDA clearance for Phase 1/2 gene therapy clinical trial • NCT: 05203939 • Seven clinical trial sites being activated • Escalation study involving low, medium, high doses • First patient dosed by end of Q1 2022 • Periodic updates available starting in Q3 2022 • Enrollment concludes by YE 2022 OCU400 A Phase 1/2 Study to Assess the Safety and Efficacy of OCU400 for Retinitis Pigmentosa Associated With NR2E3 (Nuclear Receptor Subfamily 2 Group E Member 3) and RHO (Rhodopsin) Mutations Study Type Interventional (Clinical Trial) Estimated Enrollment 18 participants Allocation Non-randomized Intervention Model: Sequential assignment Masking: None (Open Label) Primary Purpose: Treatment

15 First patient dosed in Phase 1/2 clinical trial studying OCU400 for the treatment of retinitis pigmentosa resulting from genetic mutations of NR2E3 and RHO Successfully completed manufacturing at commercial scale (200L) at CanSinoBio to support clinical studies Expanded manufacturing agreement with CanSinoBio to include support for OCU410 Summary of activities at Ocugen U.S. FDA lifts clinical hold on IND submission of COVAXIN™, paving way for clinical trials supporting BLA Temporarily paused clinical trial dosing while the Company evaluates the statements from the World Health Organization’s inspection of Bharat Biotech’s manufacturing facility Comprehensive responses submitted to Health Canada against notice of deficiency COVAXIN™ (BBV152) OCU400/410 » » » » » »

16 Experienced Leadership Shankar Musunuri, PhD, MBA Chairman, CEO, & Co-Founder Zara Gaudioso, SHRM-CP AVP, Human Resources, Chief of Staff Nirdosh Jagota, PhD SVP, Regulatory Affairs, Compliance and Safety Jessica Crespo, CPA Chief Accounting Officer & SVP, Finance Bruce Forrest, MD Acting Chief Medical Officer J.P. Gabriel SVP, Technical Operations Huma Qamar, MD, MPH, CMI AVP, Clinical Development Mike Shine SVP, Commercial Arun Upadhyay, PhD SVP, Research & Development

March 2022 NASDAQ: OCGN Thank you!